FIRST AMENDMENT TO AMENDED AND RESTATED SECURED
                                 LOAN AGREEMENT


           THIS FIRST AMENDMENT TO AMENDED AND RESTATED SECURED LOAN AGREEMENT AND WAIVER (the "AMENDMENT"), dated as of August 21, 1997, but effective as of June 30, 1997 (the "EFFECTIVE DATE") is among HILITE INDUSTRIES, INC., a Delaware corporation ("BORROWER"), NORTH AMERICAN SPRING & STAMPING CORP. (DELAWARE), a Delaware corporation ("GUARANTOR") and COMERICA BANK-TEXAS, a Texas banking association ("LENDER").

                                    RECITALS:

           Borrower and Lender have entered into that certain Amended and Restated Secured Loan Agreement dated as of July 21, 1995 (such Loan Agreement, as amended or otherwise modified from time to time, the "AGREEMENT").

           Borrower and Lender desire to amend the Agreement.

           NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

           Section 1.1. DEFINITIONS. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                   ARTICLE II

                                    AMENDMENT


           Section 2.1. AMENDMENT TO SECTION 6.7. Effective as of the Effective Date, SECTION 6.7 of the Agreement is hereby amended and restated in its entirety as follows:

                     6.7 MAINTAIN CASH FLOW COVERAGE RATIO. Maintain at all times the ratio of its Cash Flow to its Current Maturities of Long Term Debt (on a consolidated and consolidating basis if Borrower then has any Subsidiaries) at not less than (a) .60 to 1.0 during the period beginning on June 30, 1997 and ending on December 31, 1997,
           (b) 1.0


FIRST AMENDMENT TO LOAN AGREEMENT - Page 1
           to 1.0 during the period beginning on January 1, 1998 and ending on June 30, 1998, and (c) 1.75 to 1.0 thereafter. Such ratio shall be calculated on a rolling twelve-month basis.


                                   ARTICLE III

                              CONDITIONS PRECEDENT

           The effectiveness of this Amendment is subject to the conditions that Lender shall have received the following documents as of the date hereof, in form and substance satisfactory to Lender:

                     resolutions of the Board of Directors of Borrower certified by a senior officer of Borrower which authorize the execution, delivery, and performance by Borrower of this Amendment.



                                   ARTICLE IV

                       Ratifications and Other Agreements

           Section 4.1. RATIFICATIONS. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of all other documents executed in connection with the Agreement are hereby ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby and all other documents executed in connection with the Agreement or this Amendment to which Borrower is a party shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

           Section  4.2.   REPRESENTATIONS   AND  WARRANTIES.   Borrower  hereby
represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower or any agreement to which Borrower or any of its properties is bound, (b) neither the articles of incorporation nor the bylaws of Borrower have been amended or revoked since the date of the Agreement and such articles of incorporation and bylaws are in full force and effect, (c) the representations and warranties contained in the Agreement, as amended hereby, and any other documents executed in connection therewith or herewith are true and correct on and as of the date hereof as though made on and as of the date hereof, (d) other than the Specified Default, no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (e) after giving effect to this Amendment, Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby.


FIRST AMENDMENT TO LOAN AGREEMENT - Page 2

                                    ARTICLE V

                                  MISCELLANEOUS

           Section 5.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

           Section 5.2. REFERENCE TO AGREEMENT. Each of the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such documents to the Agreement shall mean a reference to the Agreement as amended hereby.

           Section 5.3. EXPENSES OF LENDER. As provided in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and reasonable fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other document executed in connection therewith, including without limitation the costs and reasonable fees of Lender's legal counsel.

           Section 5.4. SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

           Section 5.5. APPLICABLE LAW. This Amendment and all other documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

           Section 5.6. SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of Lender, Borrower, Pledgor and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

           Section 5.7. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.



FIRST AMENDMENT TO LOAN AGREEMENT - Page 3

           Section 5.8. EFFECT OF WAIVER. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or any obligated party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

           Section 5.9. HEADINGS. The headings,  captions, and arrangements used
in  this  Amendment  are  for   convenience   only  and  shall  not  affect  the
interpretation of this Amendment.

           Section 5.10. NON-APPLICATION OF CHAPTER 15 OF TEXAS CREDIT CODE. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Annotated Texas Statutes, Article 5069-15) are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

           Section 5.11. ENTIRE AGREEMENT. THE AGREEMENT, THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE AGREEMENT OR THIS AMENDMENT REPRESENT THE FINAL AGREEMENTS AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

           Executed as of the date first written above, but effective as of June 30, 1997.

                                               BORROWER:

                                               HILITE INDUSTRIES, INC.


                                               By: /s/ Sam M. Berry
                                                  ------------------------
                                                  Name: Sam M. Berry
                                                  Title:President and CEO


                                               LENDER:

                                               COMERICA BANK-TEXAS


                                               By: /s/ J. Michael Park
                                                  ------------------------
                                                  J. Michael Park
                                                  Vice President




FIRST AMENDMENT TO LOAN AGREEMENT - Page 4

                                               GUARANTOR:

                                               NORTH AMERICAN SPRING & STAMPING
                                               CORP. (DELAWARE)

                                               By: /s/ Sam M. Berry
                                                  ------------------------
                                                  Name: Sam M. Berry
                                                  Title:President and CEO

DA972110533
080797 v5
316:3134-488


FIRST AMENDMENT TO LOAN AGREEMENT - Page 5